May 8, 2008

Annual Meeting of

Stockholders

Exhibit 99.1

Agenda

Major 2007 Accomplishments

Bob Rossiter, Chairman, CEO and President

2007 Financial Results and 2008 Outlook

Matt Simoncini, SVP and CFO

Strategy and Summary

Dan Ninivaggi, EVP, Strategic and Corporate
Planning

Major 2007
Accomplishments

Major 2007 Accomplishments

Significant progress on restructuring actions; recently
implemented a truly global structure for business units

Improved financial results; strengthened balance sheet

Completed divestiture of North American Interior business

Maintained quality and product innovation momentum

Continued to grow in emerging markets and further diversify
our global sales

Significantly Strengthened Competitiveness,
Improved Financial Results And Increased Flexibility

Benefits of Lear’s Global Organization Structure*

Best aligns Lear with the global strategies of its major
customers

Allows Lear to take full advantage of its global scale

Leverages Lear’s worldwide engineering and product
development resources and enables Lear to access the
lowest cost manufacturing and sourcing available

*     Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

During the first quarter of 2008, Lear implemented a new
global operating structure for its Seating and Electrical and
Electronic business units.  This structure . . .

Significant Opportunity To Increase Low-Cost
Engineering And Sourcing With Global Product Groups

Sources: CSM Worldwide survey data / Lear estimates (based on independent suppliers)

Electrical Distribution Systems

Annual sales of $2.2 billion

Among leaders in wire harnesses:

#3 in North America and #4 in Europe

Proprietary terminals and connectors

Portfolio of hybrid electrical components

Annual sales of $900 million

Leader in junction box technology

Niche player in electronic modules, wireless
products, premium audio/video systems and
tire pressure monitoring systems

Annual sales of $12.2 billion

#2 globally, in a market estimated

   to be ~ $50 billion in size:

        ~

     - #2 in North America

     - #3 in Europe

     - Leader in China and India

First to market SoyFoam™ and leader in whiplash
protection with ProTecPLuS™

Electronic Products

Seating Systems

Strong Market Position in Core Products

LEAR CORPORATION

GM

Ford

TOYOTA

DAIMLER

CHRYSLER

PORSCHE

mazda

FIAT

SHANGHAI GM

auto motor sport

ADVANCE RELENTLESSLY

Major Customer Awards and Industry Recognition

“Supplier of the Year” for global Seating Systems

3 World Excellence Awards--

"Gold Award” at Genk, Belgium seating plant

"Silver Award” and "Recognition of Achievement for consumer-driven Six-Sigma”

    at St. Thomas, Ontario Canada seating plant

“Superior Supplier Diversity” and
“Excellence in Quality” at Edinburgh, Indiana

“Outstanding Performance – Quality and Delivery”
at East London, South Africa

“Excellence in Performance” for Wire Harnesses

“Outstanding Supplier Performance Award” at Boeblingen, Germany

“Value Analysis / Value Engineering Performance Award” and

“Value Analysis Award” for most cost saving ideas generated

“Supplier Award for Successful Partnership” in Brazil

“Supplier of the Year” at Liuzhou, China

“…Most Impressive Stereo Sound in the World”
(from March 2007 review of Lear’s premium sound system in the BMW M5)

Environmental Innovation Award 2007 for SoyFoam™

(Institute for Transport Management)

2007 Customer Awards

Industry Recognition

Continued Diversification of our Global Sales

Geographically

And by Customer

Porsche

Nissan

Toyota

Mazda

Renault

Chrysler

BMW

Fiat

All Other

PSA

VW

Daimler

Hyundai

Saab, Volvo,

Jaguar and Land Rover

7%

Classic Ford & GM

42%

North America

45%

Europe

43%

Rest of World

12%

2007 Financial Results
and 2008 Outlook

Net Sales*

$14.0

$14.6

$15.3

2005

2006

2007

*  Excludes Interior business:

     - 2005 -- $3.1 billion

     - 2006 -- $3.2 billion

     - 2007 -- $0.7 billion

(in billions)

$401

$558

$749

2005

2006

2007

(in millions)

Core Operating Earnings*

Since 2005, Lear has Improved Net Sales

And Core Operating Earnings**

*  Excludes Interior business:

     - 2005 -- $(77) million

     - 2006 -- $(161) million

     - 2007 -- $16 million

**  Core operating earnings represents income before interest, other expense, income taxes, restructuring costs and other special items, excluding the divested Interior business.  Pretax income (loss) was ($1,187.2) million, ($655.5) million and $331.4 million in 2005, 2006 and 2007, respectively.
     Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

2007 Results

Returned to Historical Cash Flow Levels

2005 Unusual Factors

Change in customer payment terms (four-day delay resulted in full-month impact to reported cash flow)

Historically large backlog / launch schedule and associated investment

Customer production volatility

Increasing commodity costs / supplier distress

* Free cash flow represents net cash provided by operating activities before net change in sold accounts receivable, less capital expenditures.  Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

(in millions)

$434

$116

($419)

$317

$509

$395

$318

2001

2002

2003

2004

2005

2006

2007

Free Cash Flow*

2007 Results
Seating Business Performing Well*

Market Environment

Strong competitive position globally

Business performing well today

Core Strategies

Leverage global leadership in system
integration

Achieve lowest cost global footprint

Expand capabilities in value-added
components

Further sales growth and diversification

Business Outlook

Leading competitive position globally

Maintain Healthy Margin And Leadership Position

7.0%

5.6%

3.5%

2005

2006

2007

Adjusted Seating Margin

**

Business Assessment

*  Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

** Adjusted seating margin reflects income before interest, other expense and income taxes (reported segment earnings) adjusted for restructuring costs and other special items divided by seating net sales.

2007 Results
Electrical and Electronic Business in Transition*

3.6%

4.9%

7.4%

2005

2006

2007

Adjusted Electrical

and Electronic Margin

**

Improve Margin And Strengthen Competitive Position

Business Assessment

Market Environment

Fierce global competition depressing

margins

Increasing consumer demand for
electrical content in vehicles

Core Strategies

Further develop system integration

capabilities

Achieve lowest cost global footprint

Capitalize on emerging technologies

Business Outlook

Complete restructuring plan

Significant new business coming on-line

Solid future opportunity

*    Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

** Adjusted electrical and electronic margin reflects income before interest, other expense and income taxes (reported segment earnings)
    adjusted for restructuring costs and other special items divided by electrical and electronic net sales.

Business Conditions
Global Automotive Industry Environment*

Global industry production for 2008 is projected to be up 3%, driven by solid growth in emerging markets

Business conditions in North America remain challenging:

2008 industry production forecasted at the lowest level since
1993

Shifts in consumer purchasing patterns, away from full-size
pickups and large SUVs and toward crossovers and passenger
cars

Increasing energy and commodity prices

Adverse impact of labor disruptions

Increasing financial distress within supply base

Industry is implementing major restructuring initiatives, further consolidation and globalization strategies to improve longer-term results

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

LEAR CORPORATION

2000
2001
2002
2004
2007
2008 Outlook

ADVANCE RELENTLESSLY

Business Conditions
2008 Outlook for Industry Production*

Major Market

2008 Industry Production Outlook

(in millions of vehicles)

B/(W) 2007

North American Production

13.8

17.2

14.1

Global Automotive Production Projected To Be Up 3% This Year

North America                              14.1                             (6)%

Europe                                                   20.2                             0%

China                                        7.8                          13%

Brazil                                                      3.0                            12%

India                                                        2.5                            31%

Russia                                     1.8                           19%

Global                                   70.6                             3%

2008

(in millions)

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Sources: CSM Worldwide and Lear estimates

Business Conditions
Key Commodity Price Trends Since 2004

$0.75

$1.00

$1.25

$1.50

Jan '04

Mar '08

Foam Chemicals

Note: Quarterly average prices

$0.30

$0.35

$0.40

$0.45

$0.50

Jan '04

Mar '08

Steel (Hot Roll)

Source: AAM

Steel pricing includes processing fee

$1.00

$2.00

$3.00

$4.00

Jan '04

Mar '08

Copper

Source:  NYMEX

$25

$50

$75

$100

Jan '04

Mar '08

Crude Oil

Source: AAM (LME)

Source: ICIS

Foam pricing is estimated based on isocyantes and polyols

($ / lb.)

($ / lb.)

($ / lb.)

($ / bbl.)

Business Conditions
Monitoring and Managing Supply Chain*

Lear has been proactive in monitoring and managing supply
chain for several years

Actions have included supply base compression, value
engineering, selective in-sourcing and managing contractual
terms

Lear significantly decreased its exposure to resins and
supplier issues with the divestiture of its Interior business

Focused effort on containing increased distressed supplier and commodity cost issues within full-year outlook

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Proactive Supply Chain Management Minimizes Risk

Positive Factors in 2008 Help Lear Mitigate
Adverse Production Environment in North America*

Net new business of $330 million in 2008

Growth in Asia and with Asian manufacturers globally

Increasing savings from global restructuring actions

Ongoing operating efficiencies and cost reductions

Continuing improvement in international operations

Margin improvement in electrical and electronic segment

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Lear’s 2008 Financial Outlook Is Solid, Despite

Sharply Lower N.A. Industry Production

2008 Outlook
Full-Year Financial Forecast*

                                         2008 Full-Year

~

~

~

~

~

~

~

~

~

~

Financial Forecast

Net Sales

   $15.5 billion

Core Operating Earnings

$660 to $700 million

Income before interest, other expense,

income taxes, restructuring

costs and other special items

Interest Expense

$185 to $195 million

Pretax Income

$430 to $470 million

before restructuring costs

and other special items

Estimated Tax Expense

   $135 million

**

Pretax Restructuring Costs

   $100 million

Capital Spending

$255 to $275 million

Depreciation and Amortization

   $300 million

Free Cash Flow

   $250 million

**  Subject to actual mix of earnings by country.

*  Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

Strategy
and Summary

Business Assessment*

We have implemented a number of significant actions to
reposition our business for future success and improved
shareholder value

Despite challenging business conditions, we are continuing
to improve our financial results and strengthen our balance
sheet

We are continuing to diversify our global sales – in 2007,
55% of our revenue was generated outside of North America

Our priority focus on delivering superior quality and customer service continues

Our seating business is performing well; actions are being
implemented to improve our electrical and electronic
business

* Please see slide titled “Forward Looking Statements” at the end of this presentation for further information.

Electrical and Electronic Segment
Competitive Strengths*

Overall

Recognized expertise in power and signal distribution and management

Meaningful market positions from which to leverage growth across customers and regions

Footprint to support global programs and global customers

Improving low-cost global manufacturing and engineering base

Required logistics expertise complements seating strengths:

Managing numerous and complex engineering changes

Designing for efficient integration

Ability to adapt new technologies into overall system architecture

Product-Line Strengths

Market leader in smart junction box technology and integration of electrical distribution system with body electronics

Strong positions in wireless in North America and terminals & connectors in
Europe from which to penetrate existing and new customers globally

High-Voltage / Hybrid Power Distribution

Existing platform provides a competitive position in this emerging area:

In-depth understanding of electrical architecture

Internal capabilities to manage and distribute power

Alliances with technology partners in power electronics

* Please see slide titled “Forward Looking Statements” at the end of this presentation for further information.

Electrical and Electronic Segment
Key Objectives*

Increase scale to become a top-tier wire harness supplier globally

Diversify sales mix – by customer and geographically

Complete global restructuring; achieve lowest-cost global footprint

Leverage technical expertise in high-voltage/low-voltage power distribution architectures and system integration

Achieve Critical Scale in Electrical Distribution

Grow Related Electronics

Substantially increase global sales of smart junction boxes, wireless products and selected electronic components

* Please see slide titled “Forward Looking Statements” at the end of this presentation for further information.

Seating Segment
Leadership Strengths

Customer / Platform Breadth                                  Customers include all major OEMs, globally

                                                                                                                                                                Products across all vehicle segments

                                                                                                                                                                “Best-in-class” expertise across platforms

Customer-Focused                                                                              Industry leading benchmarking capabilities via

                                                                             Cost Technology Optimization (“CTO”)

                                                                                                                                                               Consumer benchmarking and consumer driven

                                                                                                                                                                technology

                                                                                                                                                               Long-term collaborative partnerships

Global Footprint                                                                                             R&D leveraged globally

                                                                                                                                                               Global program launch executions

Quality Leader                                                                                                     Proven launch execution

                                                                                                                                                               Improved perceived customer / vehicle quality

                                                                                                                                                               Reduction in overall system costs

Cost Competitive                                                                                       Low-cost country footprint for components

                                                                                                                                                               Global common architecture strategy

                                                                                                                                                               Vertical integration capabilities

Seating Segment
Key Objectives*

#1 market position in North America, Europe, China and India

Diversify sales mix – by customer, market and platform

Achieve lowest-cost global footprint

Selectively increase vertical integration in key components

Technology/technical solution leader in all key areas of seating development and manufacturing

Leverage global leadership in system integration

Global Leadership Position in Seating

* Please see slide titled “Forward Looking Statements” at the end of this presentation for further information.

Lear Positioned to Realize Future Value
Through Interior Joint Ventures*

International Automotive Components (IAC) – Lear’s Interior business joint venture with W. L. Ross & Co. and Franklin Mutual Advisers – is a global market leader with annual sales of about $5.5 billion:

Products include door panels, flooring and acoustics, instrument panels and cockpits, overhead systems and interior trim

Joint venture is a platform for industry consolidation, restructuring and business integration in this segment

Lear is positioned to participate in improving business fundamentals

                IAC–Europe

Annual sales of about $1.5 billion

Lear holds a 34% minority interest in IAC-Europe

                IAC–North America

Annual sales of about $3.5 billion

Lear holds a 19% minority interest in IAC-North America

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Summary and Outlook*

Business structure improvements being aggressively implemented to improve long-term competitiveness:

Divested Interior business; retained minority interest

Aggressive actions to improve cost structure since 2005

Sales diversification; expanding low-cost footprint

Adopted global operating structure for business units

Implementing improvement plan for electrical and electronic

segment

2007 represents second consecutive year of financial improvement:

Net sales in core business of $15.3 billion, up 5%

Core operating earnings of $749 million, up 34%

Free cash flow of $434 million – best since 2003

2008 outlook solid, despite sharply lower N.A. production

Longer-term financial outlook continues to be positive

* Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

May 8, 2008

Annual Meeting of

Stockholders

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included throughout this presentation, the Company has provided information regarding “income before interest, other expense, income taxes, restructuring costs and other special items, excluding the divested Interior business” (core operating earnings), “pretax income before restructuring costs and other special items” and “free cash flow” (each, a non-GAAP financial measure).  Other expense includes, among other things, non-income related taxes, foreign exchange gains and losses, discounts and expenses associated with the Company’s asset-backed securitization and factoring facilities, minority interests in consolidated subsidiaries, equity in net income of affiliates and gains and losses on the sale of assets. Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures.  The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.

Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the
Company’s financial position and results of operations.  In particular, management believes that core operating earnings and pretax income before restructuring costs and other special items are useful measures in assessing the Company’s financial performance by excluding certain items (including those items that are included in other expense) that are not indicative of the Company’s core operating earnings or that may obscure trends useful in evaluating the Company’s continuing operating activities.  Management also believes that these measures are useful to both management and investors in their analysis of the Company’s results of operations and provide improved comparability between fiscal periods.  Management believes that free cash flow is useful to both management and investors in their analysis of the Company’s ability to service and repay its debt.  Further, management uses these non-
GAAP financial measures for planning and forecasting in future periods.

Core operating earnings, pretax income before restructuring costs and other special items and free cash flow should not be considered in isolation or as a substitute for pretax income (loss), net income (loss), cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity.  In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses.  Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.  Given the inherent uncertainty regarding special items, other expense and the net change in sold accounts receivable in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible.  The magnitude of these items, however, may be significant.

Non-GAAP Financial Information

Non-GAAP Financial Information
Core Operating Earnings

(in millions)

2007

2006

2005

Pretax income (loss)

$       331.4

$       (655.5)

$   (1,187.2)

Divestiture of Interior business

           10.7

          636.0

                 -

Interest expense

         199.2

          209.8

         183.2

Other expense, net *

           32.5

            87.8

           96.6

Income (loss) before interest, other

expense and income taxes

$       573.8

$        278.1

$      (907.4)

Restructuring costs and other special items -

Costs related to interior divestiture (COS and SG&A)

           10.0

                  -

                 -

Costs related to restructuring actions

         181.8

          105.6

         106.3

Costs related to merger transaction

           34.9

                  -

                 -

U.S. salaried pension plan curtailment gain

          (36.4)

                  -

                 -

Goodwill and fixed asset impairment charges

                 -

            12.9

       1,095.1

Litigation charges

                 -

                  -

            30.5

Less: Interior business

(15.6)

161.2

76.5

Income before interest, other expense,

income taxes, restructuring costs and other

special items, excluding the divested

Interior business

$       748.5

$        557.8

$        401.0

(core operating earnings)

* Includes minority interests in consolidated subsidiaries and equity in net income of affiliates.

Non-GAAP Financial Information
Segment Earnings Reconciliation

(in millions)

2007

2006

2005

Seating

$          758.7

$          604.0

$        323.3

Electrical and electronic

              40.8

            102.5

          180.0

Interior

                8.2

           (183.8)

         (191.1)

Segment earnings

            807.7

            522.7

          312.2

Corporate and geographic

headquarters and elimination of

intercompany activity

          (233.9)

           (241.7)

         (206.8)

Income before goodwill impairment

charges, divestiture of Interior

business, interest, other expense

and income taxes

$          573.8

$          281.0

$        105.4

Goodwill impairment charges

                   -

                2.9

       1,012.8

Divestiture of Interior business

              10.7

            636.0

                  -

Interest expense

            199.2

            209.8

          183.2

Other expense, net

              32.5

              87.8

            96.6

Pretax income (loss)

$          331.4

$         (655.5)

$    (1,187.2)

Non-GAAP Financial Information

Adjusted Segment Earnings

2007

2006

2005

Electrical and

Electrical and

Electrical and

Seating

Electronic

Seating

Electronic

Seating

Electronic

Sales

12,206.1

$

3,100.0

$

11,624.8

$

2,996.9

$

11,035.0

$

2,956.6

$

Segment earnings

758.7

$

40.8

$

604.0

$

102.5

$

323.3

$

180.0

$

Costs related to restructuring actions

91.6

70.2

41.7

44.8

33.0

39.0

Litigation charges

-

-

-

-

30.5

-

Adjusted segment earnings

850.3

$

111.0

$

645.7

$

147.3

$

386.8

$

219.0

$

Non-GAAP Financial Information

Cash from Operations and Free Cash Flow

(in millions)

2007

2006

2005

2004

2003

2002

2001

Net cash provided by operating activities

466.9

$

285.3

$

560.8

$

675.9

$

586.3

$

545.1

$

829.8

$

Net change in sold accounts receivable

168.9

178.0

(411.1)

70.4

298.1

122.2

(245.0)

Net cash provided by operating

activities before net change in

sold accounts receivable

(cash from operations)

635.8

463.3

149.7

746.3

884.4

667.3

584.8

Capital expenditures

(202.2)

(347.6)

(568.4)

(429.0)

(375.6)

(272.6)

(267.0)

Free cash flow

433.6

$

115.7

$

(418.7)

$

317.3

$

508.8

$

394.7

$

317.8

$

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, including statements regarding anticipated financial results and liquidity. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, the financial condition of the Company’s customers or suppliers, changes in the Company’s current vehicle production estimates, fluctuations in the production of vehicles for which the Company is a supplier, the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier, disruptions in the relationships with the Company’s suppliers, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the outcome and duration of the American Axle strike, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs, timing and success of restructuring actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, the cost and availability of raw materials and energy, the Company's ability to mitigate any increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, including the Company’s ability to align its vendor payment terms with those of its customers, the Company’s ability to access capital markets on commercially reasonable terms and other risks described from time to time in the Company's
Securities and Exchange Commission filings.  In particular, the Company’s financial outlook for 2008 is based on several factors, including the Company’s current vehicle production and raw material pricing assumptions.  The Company’s actual financial results could differ materially as a result of significant changes in these factors.

The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.